UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 2, 2018

Altice USA, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State of Incorporation)

No. 001-38126	No. 38-3980194
(Commission File Number)	(IRS Employer Identification Number)

1 Court Square West
Long Island City, New York	11101
(Address of principal executive offices)	(Zip Code)

(516) 803-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

On October 2, 2018, Altice USA, Inc. (“Altice USA”) issued a press release announcing its intention to combine the Suddenlink (Cequel) and Optimum (Cablevision) businesses under a single credit silo (the “Combination”). The integration of the Suddenlink and Optimum businesses will align Altice USA’s debt capital structure, which is expected to simplify Altice USA’s financing strategy and financial reporting requirements. The Combination is expected to be effected mainly by the following transactions:

•                  an offer to eligible holders to exchange existing Cequel senior secured notes of two series issued by Altice US Finance I Corporation and senior notes of four series issued by Cequel Communications Holdings I, LLC and Cequel Capital Corporation (collectively, the “Original Notes”) into corresponding series of new Cequel senior secured and senior notes (the “New Notes”) issued by the same issuers (the “Exchange Offer”), which will automatically convert into corresponding series of new senior guaranteed and senior notes (the “New CSC Notes”) of CSC Holdings, LLC upon satisfaction of certain conditions, including the consummation of the Combination; and

•                  Refinancing of the existing Cequel credit facility with proceeds of a new term loan at CSC Holdings, LLC.

The closing of the Combination is subject to regulatory filings and approvals and other customary conditions, and Altice USA may decide not to proceed with the Combination at any time prior to its consummation. Altice USA may in its sole discretion waive any of the conditions to the Combination. The Exchange Offer and related  consent solicitations, and the offering of the New Notes, is being made only (1) to “qualified institutional buyers” as defined in Rule 144A under the U.S. Securities Act of 1933 (the “Securities Act”), in a private transaction in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof and (2) outside the United States, to persons other than “U.S. persons” as defined in Rule 902 under the Securities Act in offshore transactions in compliance with Regulation S under the Securities Act.

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release of Altice USA, Inc., dated as of October 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

(Registrant)

Dated: October 2, 2018	By:	/s/ David Connolly
David Connolly,
Executive Vice President and General Counsel